For the fiscal year ended December 31, 1996
File number 811-3421

                                  SUB-ITEM 77-0

                                    EXHIBITS

                  Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
         Cincinnati Milacron

2. Date of First Offering
         5/14/96

3. Dollar Amount of Purchase
         $1,352,400

4. Price Per Unit
         $24.50

5. Name(s) of Underwriter(s) or Dealer(s) From Whom Purchased
         CS First Boston

6. Other Members of the Underwriting Syndicate

                                                                     VCA-10
                                                                 Cincinnati

CS First Boston Corporation
BT Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Barrington Research Associates, Inc.
Alex. Brown & Sons Incorporated
Credit Lyonnais Securities (USA) Inc.
A.G. Edwards & Sons, Inc.
Lazard Freres & Co., LLC
McDonald & Company Securities, Inc.
Prudential Securities Incorporated
Schroder Wertheim & Co. Incorporated
Stifel, Nicolaus & Company, Incorporated

For the fiscal year ended December 31, 1996
File number 811-3421

                                  SUB-ITEM 77-0

                                    EXHIBITS

                  Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
         Lucent

2. Date of First Offering
         4/3/96

3. Dollar Amount of Purchase
         $891,000

4. Price Per Unit
         $27.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom Purchased
         Morgan Stanley, Goldman Sachs and Merril Lynch

6. Other Members of the Underwriting Syndicate

                                                                      VCA-10
                                                                      Lucent


Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Bear, Stearns & Co. Inc.
CS First Boston Corporation
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Advest, Inc.
Arnhold & S. Bleichroeder, Inc.
Robert W. Baird & Co. Incorporated
M. R. Beal & Company
Sanford C. Bernstein & Co., Inc.
William Blair & Company, L.L.C.
J. C. Bradford & Co.
Alex. Brown & Sons Incorporated
Cowen & Company
Crowell, Weedon & Co.
Dain Bosworth Incorporated
Dean Witter Reynolds Inc.
Deutsche Morgan Grenfell/C.J. Lawrence Inc.
Dillon, Read & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
A. G. Edwards & Sons, Inc.
EVEREN Securities, Inc.
Fahnestock & Co. Inc.
First Manhattan Co.
First of Michigan Corporation
Furman Selz LLC
Gabelli & Company, Inc.
Gerard Klauer Mattison & Co., LLC
Gruntal & Co., Incorporated
Guzman & Company
Hambrecht & Quist LLC
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
WR Lazard, Laidlaw & Luther
Lazard Freres & Co. LLC
Legg Mason Wood Walker, Incorporated
Lehman Brothers Inc.
McDonald & Company Securities, Inc.
Montgomery Securities
Needham & Company, Inc.
Oppenheimer & Co., Inc.
Paribas Corporation
Parker/Hunter Incorporated
Piper Jaffray Inc.
Prudential Securities Incorporated
Pryor, McClendon, Counts & Co., Inc.
Ragen Mackenzie Incorporated
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
Robertson, Stephens & Company LLC
The Robinson-Humphrey Company, Inc.
Salomon Brothers Inc.
SBC Capital Markets Inc.
Schroder Wertheim & Co. Incorporated
Scott & Stringfellow, Inc.
Muriel Siebert & Co., Inc.
Smith Barney Inc.
Stifel, Nicholas & Company Incorporated
Sutro & Co. Incorporated
UBS Securities Inc.
Wasserstein Perella Securities, Inc.
Wheat, First Securities, Inc.
Morgan Stanley & Co. International Limited
Goldman Sachs International
Merrill Lynch International Limited
Banque Paribas
Morgan Grenfell & Co. Limited
Swiss Bank Corporation
UBS Limited
Bear, Stearns International Limited
CS First Boston Limited
J.P. Morgan Securities Ltd.
PaineWebber International (U.K.) Ltd












ABN AMRO Bank N.V.
Argentaria Bolsa, S.V.B., S.A
Cazenove & Co.
CIBC Wood Gundy plc
Commerzbank Aktiengesellschaft
Credit Lyonnais Securities
Daiwa Europe Limited
Kleinwort Benson Limited
Robert Fleming & Co. Limited
HSBC Investment Bank Limited
ING Bank N.V.
Nikko Europe Plc
Nomura International plc
RBC Dominion Securities Inc.
J. Henry Schroder & Co. Limited
Societe Generale

For the fiscal year ended December 31, 1996
File number 811-3421

                                  SUB-ITEM 77-0

                                    EXHIBITS

                  Transactions Effected Pursuant to Rule 10f-3

1. Name of Issuer
         Associates First Capital

2. Date of First Offering
         5/7/96

3. Dollar Amount of Purchase
         $600,300

4. Price Per Unit
         $29.00

5. Name(s) of Underwriter(s) or Dealer(s) From Whom Purchased
         Goldman Sachs

6. Other Members of the Underwriting Syndicate

                                                                      VCA-10
                                                    Associates First Capital

Goldman, Sachs & Co.
CS First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
Salomon Brothers Inc.
Alex. Brown & Sons Incorporated
Chase Securities Inc.
Citicorp Securities, Inc.
Dean Witter Reynolds Inc.
Deutsche Morgan Grenfell/C.J. Lawrence Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
EVEREN Securities, Inc.
Montgomery Securities
Morgan Stanley & Co. Incorporated
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Smith Barney Inc.
Wasserstein Perella Securities, Inc.
Advest, Inc.
Sanford C. Bernstein & Co., Inc.
William Blair & Company, L.L.C.
J.C. Bradford & Co.
Dain Bosworth Incorporated
Furman Selz LLC
Edward D. Jones & Co.
Legg Mason Wood Walker Incorporated
McDonald & Company Securities, Inc.
Piper Jaffray Inc.
Rauscher Pierce Refsnes, Inc.
The Robinson-Humphrey Company, Inc.
Stephens Inc.
Sutro & Co. Incorporated
Wheat, First Securities, Inc.
First of Michigan Corporation
First Southwest Company
Gruntal & Co., Incorporated
Guzman & Company
NatCity Investments, Inc.
Samuel A. Ramirez & Co., Inc.
Roney & Co., LLC
Scott & Stringfellow, Inc.
Muriel Siebert & Co., Inc.
Stifel, Nicolaus & Company, Incorporated
Utendahl Capital Partners, L.P.
The Williams Capital Group, L.P.